Exhibit 10.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of NationsHealth, Inc., and further agree that this Joint Filing Agreement be included as Exhibit 1.

In evidence thereof, the undersigned hereby execute this Joint Filing Agreement as of September 10, 2004.

RGGPLS HOLDING, INC.

By:	/s/ Glenn M. Parker
Name: Glenn M. Parker, M.D.
Title: President

/s/ Glenn M. Parker
Glenn M. Parker, M.D.

/s/ Lewis P. Stone
Lewis P. Stone

/s/ Robert Gregg
Robert Gregg

GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST

By:	/s/ Robin S. Parker
Robin S. Parker, as trustee

LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST

By:	/s/ Stephanie T. Stone
Stephanie T. Stone, as trustee

ROBERT GREGG 2004 MULTIGENERATIONAL TRUST

By:	/s/ Pamela Fay Gregg
Pamela Fay Gregg, as trustee

ROBERT GREGG REVOCABLE TRUST DATED DECEMBER 18, 2000

By:	/s/ Robert Gregg
Robert Gregg, as trustee

/s/ Robin S. Parker
Robin S. Parker, as trustee for the
GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST

/s/ Robert Gregg
Robert Gregg, as trustee for the
GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST

/s/ Stephanie T. Stone
Stephanie T. Stone, as trustee for the
LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST

/s/ Robin S. Parker
Robin S. Parker, as trustee for the
LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST

/s/ Pamela Fay Gregg
Pamela Fay Gregg, as trustee for the
ROBERT GREGG 2004 MULTIGENERATIONAL TRUST

/s/ Kathryn G. Pincus
Kathryn G. Pincus, as trustee for the
ROBERT GREGG 2004 MULTIGENERATIONAL TRUST

ROBERT GREGG REVOCABLE TRUST DATED DECEMBER 18, 2000

By:	/s/ Robert Gregg
Robert Gregg, as trustee